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                            OLD WESTBURY FUNDS, INC.

                    Supplement Dated December 2, 2003 to the
                       Prospectus Dated February 28, 2003

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the "Corporation") Prospectus and Statement of Additional Information. This Supplement relates only to the Old Westbury Core Equities Fund (the "Fund").

On December 2, 2003, the Board of Directors of the Corporation approved a change in the name of the Fund to "Old Westbury Large Cap Equity Fund." In addition the Fund's primary investment strategy on page 1 of the prospectus has been revised and restated as follows:

Strategy: The Fund invests in a diversified portfolio of large sized companies that the Adviser believes have the potential for above average total return. The Fund seeks to invest primarily in companies that are traded on a recognized national stock exchange and that, in the Adviser's opinion, are relatively attractive based on factors that have in the past been associated with above average return prospects. These factors may include valuation, growth, risk profile, and many other criteria used to evaluate companies. The Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of companies with market capitalizations of at least $5 billion. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

The Adviser uses a "core" style of investing, seeking stocks with above average total return potential based on both growth and valuation, which, in the opinion of the Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in the broad categories called sectors. The Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g. consumer staples, consumer cyclical, health care and/or finance), or to a single sector. The Adviser may also purchase exchange traded funds and engage in futures and options transactions.

The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE